TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
Supplement dated August 7, 2009 to the Prospectus dated May 1, 2009
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Large Core
Effective on or about September 16, 2009, Transamerica Asset Management, Inc. (“TAM”) will terminate its Investment Sub-Advisory Agreement with BlackRock Financial Management, Inc. with respect to the Transamerica Partners Large Core Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Variable Funds Large Core Subaccount are invested. Aronson+Johnson+Ortiz, LP will continue to serve as sub-adviser to the Transamerica Partners Large Core Portfolio.
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Large Growth
Effective on or about September 16, 2009, TAM will terminate its Investment Sub-Advisory Agreement with Marsico Capital Management, LLC with respect to the Transamerica Partners Large Growth Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Variable Large Growth Subaccount are invested, and will enter into a new Investment Sub-Advisory Agreement with Jennison Associates LLC (“Jennison”). OFI Institutional Asset Management, Inc. and Wellington Management Company, LLP will continue to serve as sub-advisers to the Transamerica Partners Large Growth Portfolio.
The following supplements information in the Prospectus:
Jennison Associates LLC (“Jennison”). Jennison has provided investment advisory services since 1969. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.
Michael A. Del Balso, Spiros Segalas and Blair A. Boyer are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.
Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.
Spiros “Sig” Seglas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.
Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. He received a M.B.A. in finance from New York University in 1989.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
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Investors should retain this Supplement for future reference.